SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 3, 1999
               (Date of Report (Date of Earliest Event Reported))

                              LA-Z-BOY INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
                 (State or Other Jurisdiction of Incorporation)

                                     1-9656
                            (Commission File Number)

                                   38-0751137
                      (I.R.S. Employer Identification No.)

                             1284 N. Telegraph Road
                             Monroe, Michigan 48162
          (Address of Principal Executive Offices, Including Zip Code)

                                 (734) 242-1444
              (Registrant's Telephone Number, Including Area Code)

                                [not applicable]
           (Former Name or Former Address If Changed Since Last Report




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ITEM 5.  OTHER EVENTS.

On November 3, 1999, La-Z-Boy issued a news release reporting its second quarter of fiscal year 2000 results of operations. The News Release is attached hereto as Exhibit 99.1 and the Financial Information Release to be submitted to stock analysts and others in the investor relations community and posted on the Company's website at www.la-z-boy.com is attached as Exhibit 99.2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

         99.1   News Release dated November 3, 1999.

         99.2 Financial Information Release to be submitted to stock analysts and others in the investor relations community and posted on the Company's website (www.la-z-boy.com) on November 3, 1999.







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 LA-Z-BOY INCORPORATED




Date:  November 3, 1999                          /s/Gene M. Hardy
                                                 -------------------------
                                                 Gene M. Hardy
                                                 Secretary and Treasurer


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